GOLUB CAPITAL BDC 3, INC. INVESTOR PRESENTATION QUARTER ENDED DECEMBER 31, 2017

Disclaimer 2 Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic trends and other external factors; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; general price and volume fluctuations in the stock markets; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder; and the effect of changes to tax legislation and our tax position. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements made herein, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the Securities and Exchange Commission (“SEC”). This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.

1. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest, fee income and amortization of capitalized fees and discounts, divided by the (b) daily average of total earning investments at fair value. 2. Per share returns are calculated based on the daily weighted average shares outstanding during the period presented. 3. Return on equity calculations are based on daily weighted average of total net assets during the period presented. Summary of Quarterly Results 3 First Fiscal Quarter 2018 Highlights − Net increase in net assets resulting from operations (i.e. net income) for the quarter ended December 31, 2017 was $97,957, or $0.26 per share, resulting in an annualized return on equity of 7.0%. − For the quarter ended December 31, 2017, we made new investment commitments of $20.2 million in thirteen portfolio companies. The fair value of investments at December 31, 2017 was $17.1 million. The investment income yield1 for the three months ended December 31, 2017 was 7.6%. − For the quarter ended December 31, 2017, we closed on total investor capital subscriptions of $210.6 million and issued capital calls totaling $15.9 million (7.5% called capital ratio). On January 1, 2018, we closed on additional capital subscriptions of $135.5 million, increasing total capital subscriptions to $346.1 million. Select Financial Data Q1 2018 New Investment Commitments $ 20,195,865 Fair Value of Investments at December 31, 2017 17,149,979 Net income 97,957 Earnings per weighted average share2 0.26 Annualized return on equity – net income3 7.0% Net asset value $ 15.00 Asset Mix of New Originations Q1 2018 Senior Secured 38% One Stop 61% Equity 1%

Quarterly Statements of Financial Condition 4 As of September 30, 2017 (audited) December 31, 2017 (unaudited) Assets Investments, at fair value $ – $ 17,149,979 Cash and cash equivalents 10,500 12,416,612 Restricted cash and cash equivalents – – Other assets 154,862 513,837 Total Assets $ 165,362 $ 30,080,428 Liabilities and Net Assets Debt $ – $ 13,900,000 Payable for open trades – – Interest payable – 6,981 Management and incentive fee payable – 22,964 Distribution payable – 57,625 Other liabilities 154,862 209,413 Total Liabilities 154,862 14,196,983 Total Net Assets 10,500 15,883,445 Total Liabilities and Net Assets $ 165,362 $ 30,080,428 Net Asset Value per Share $ 15.00 $ 15.00 Leverage Ratio N/A 0.88x Asset coverage N/A 213.4% Common shares outstanding 700 1,058,896

Quarterly Operating Results 5 1. GC Advisors waived reimbursement of $111,783 in professional fees for the three months ended December 31, 2017. 2. Per share data is calculated based on the daily weighted average shares outstanding during the period presented. 3. Includes the impact of different share amounts as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on the shares outstanding as of the period end. 4. Per share data is based on (i) the total distributions paid for each respective record date during the period presented divided by (ii) the total number of shares outstanding on each respective record date. Please see slide titled, “Common Stock and Distribution Information” included in this presentation for details on the distributions declared during the period. For the three months ended December 31, 2017 (unaudited) Investment Income Interest income $ 126,348 Fee income _ Total Investment Income 126,348 Expenses Interest and other debt financing expenses 6,981 Base management fee, net of waiver 15,014 Incentive fee 7,950 Other operating expenses, net of reimbursement waiver1 51,449 Total Expenses 81,394 Net Investment Income 44,954 Net Gain (Loss) on Investments Net realized gain (loss) on investments _ Net unrealized appreciation (depreciation) on investments 53,003 Net gain (loss) on investments 53,003 Net Increase in Net Assets Resulting from Operations $ 97,957 Per Share Data Earnings per weighted average share2 $ 0.26 Net investment income per weighted average share2 $ 0.12 Distributions declared per share 3,4 $ 0.17 Weighted average common shares outstanding 370,424

Common Stock and Distribution Information 6 Distributions Paid Distributions Declared Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount August 2, 2017 October 23, 2017 October 2017 248,166.664 December 28, 2017 $ 0.0461 $ 11,435 December 6, 2017 December 7, 2017 November 2017 495,633.336 December 28, 2017 0.0583 28,897 December 6, 2017 December 22, 2017 December 2017 916,833.336 February 26, 2018 0.0629 57,625 Total for Quarter Ended December 31, 2017 $ 0.1673 $ 97,957 Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount December 6, 2017 January 23, 2018 January 2018 1,058,896.360 February 26, 2018 TBD TBD February 6, 2018 February 23, 2018 February 2018 TBD May 23, 2018 TBD TBD February 6, 2018 March 23, 2018 March 2018 TBD May 23, 2018 TBD TBD February 6, 2018 April 27, 2018 April 2018 TBD July 24, 2018 TBD TBD